EXHIBIT 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Annual  Report of Isle of Capri Casinos, Inc. (the
"Company") on Form 10-K for the year ended April 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"),
I, Bernard Goldstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/  Bernard  Goldstein
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Bernard  Goldstein
Chief  Executive  Officer
December  23,  2002